UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2021

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(832) 308-4000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Two Meetings of Shareholders of Cardtronics plc (the “Company”) were held on May 7, 2021, one at 3:00 p.m. GMT where one proposal was presented for shareholder vote (the “Court Meeting”) and one at 3:15 p.m. GMT where two proposals were presented for shareholder vote (the “General Meeting”). Set forth below are the voting results for each of the proposals.

The Court Meeting:

Proposal No. 1: To approve (with or without modifications) a scheme of arrangement (the “Scheme”) to be made between the Company and the holders of the Scheme Shares (as defined in the Scheme). The proposal was approved by a vote of record holders holding a majority in number of Scheme Shares and by a vote of more than seventy-five percent (75%) in value of shares present and voting (and entitled to vote) at the meeting as follows:

For	Against	Abstain	Broker Non-Votes
34,139,724	17,511	—	—

The General Meeting

Proposal No. 1: For the purposes of giving effect to the Scheme:

I.the directors of the Company (or a duly authorized committee of the directors) be authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

II.with effect from the passing of the special resolutions, to approve the amendments to the articles of association of the Company as set out in the Notice of General Meeting contained in the proxy statement (the full text of this special resolution is contained in the accompanying proxy statement dated March 30, 2021).

The proposal was approved by a vote of more than 75% of shares present and voting (and entitled to vote) at the meeting as follows:

For	Against	Abstain	Broker Non-Votes
33,927,694	4,476	57,768	—

Proposal No. 2: To consider and, if thought fit, approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, on an advisory, non-binding basis, the compensation that will or may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the proposed acquisition by NCR UK Group Financing Limited of all of the issued and to be issued ordinary shares of the Company pursuant to the terms of the Scheme, and the agreements and the understandings pursuant to which such compensation may be paid or become payable as more fully described in the accompanying proxy statement dated March 30, 2021. The proposal was approved by a vote of a majority of shares present and voting (and entitled to vote) as follows:

For	Against	Abstain	Broker Non-Votes
33,315,506	580,391	94,041	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc

Date: May 7, 2021	/s/ Aimie Killeen
Aimie Killeen
Company Secretary